Annual Fund Operating Expenses - iShares Interest Rate Hedged Emerging Markets Bond ETF - iShares Interest Rate Hedged Emerging Markets Bond ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.75%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.37%
Expenses (as a percentage of Assets)	1.12%
Fee Waiver or Reimbursement	(0.65%)
Net Expenses (as a percentage of Assets)	0.47%